Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Based on my knowledge, I, Carl Bass, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Autodesk, Inc. on Form 10-Q for the quarterly period ended April 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.
Dated: May 28, 2015

/s/ CARL BASS
Carl Bass
President and Chief Executive Officer (Principal Executive Officer)

Based on my knowledge, I, R. Scott Herren, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Autodesk, Inc. on Form 10-Q for the quarterly period ended April 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Autodesk, Inc.
Dated: May 28, 2015

/s/ R. SCOTT HERREN
R. Scott Herren
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)